UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2004

RYDER SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250

(State or other juridiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 NW 82nd Avenue Miami, Florida	33166

(Address of Principal Executive Offices)	(Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.1     Press Release dated April 15, 2004.

Item 9. Regulation FD Disclosure

     On April 15, 2004, Ryder System, Inc. announced an increase in its first quarter 2004 earnings forecast. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Report, including Exhibit 99.1, is being furnished pursuant to Item 9 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC. (Registrant)
Date: April 16, 2004
By: /s/ Tracy A. Leinbach Tracy A. Leinbach Executive Vice President and Chief Financial Officer

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